Supplement Dated July 25, 2006 to
the WM Group of Funds' Prospectuses dated March 1, 2006 and May 1, 2006

THE WM GROUP OF FUNDS

On July 25, 2006, Washington Mutual, Inc. ("Washington Mutual"), the parent of WM Advisors, Inc. ("WM Advisors"), WM Funds Distributor, Inc. ("WM Funds Distributor"), and WM Shareholder Services, Inc. ("WM Shareholder Services"), the investment advisor, distributor, and transfer agent of the WM Group of Funds (the "Funds"), announced that it had entered into an agreement with Principal Financial Group to sell WM Advisors, WM Funds Distributor, and WM Shareholder Services to Principal Management Corporation, subject to, among other things, approval by the Trustees and shareholders of the Funds of the mergers of various Funds into funds advised by Principal Management Corporation. The Trustees of the Funds are currently considering proposals relating to such mergers. If approved by the Trustees, each such merger would be subject to approval by the shareholders of the relevant Fund, which would be sought through a proxy statement.